UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	June 16, 2006

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)

(563) 262-1400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

        On June 22, 2006, Bandag, Incorporated (the "Company") issued a press release announcing the restatement of its interim financial statements for the quarter ended March 31, 2006, as described in Item 4.02 of this Current Report on Form 8-K. The information provided in Item 4.02 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

        A copy of the press release announcing the restatement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

        On June 16, 2006, the Audit Committee of the Company's Board of Directors, in consultation with management, concluded that the Company's condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 should be restated to correct an error resulting in an understatement of inventories and an overstatement of cost of products sold in its North American business unit. The error resulted in the net loss for the quarter ended March 31, 2006 being overstated by approximately $1,931,000. As a result of the restatement, the net earnings from continuing operations for the quarter ended March 31, 2006 have been increased from $3,778,000, or $0.19 per diluted share, to $5,709,000, or $0.29 per diluted share. In light of this error, the Company's previously filed financial statements and other financial information for the quarter ended March 31, 2006 should no longer be relied upon. Restated financial data for the quarter ended March 31, 2006 is being filed today on an amended Form 10-Q/A.

        The Audit Committee discussed the matters disclosed in this filing with the Company's independent registered public accountants.

        A copy of the press release announcing the restatement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

99.1 Press release dated June 22, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: June 22, 2006

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Press release dated June 22, 2006.